First Trust Merger Arbitrage Fund

Class A Shares – VARAX

Class I Shares – VARBX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated February 15, 2023, to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2023.

Effective February 15, 2023 (the “Effective Date”), Jeff O’Brien will no longer serve as a portfolio manager of the First Trust Merger Arbitrage Fund (the “Fund”). Mr. O’Brien’s departure follows the long-term succession plan of First Trust Capital Management L.P. (“FTCM”), the Fund’s investment advisor. Accordingly, as of the Effective Date, all references in the Prospectus and SAI to Mr. O’Brien as a portfolio manager of the Fund are hereby deleted. The Fund will continue to be managed by an FTCM investment team led by portfolio manager Daniel Lancz. Mr. Lancz has been a portfolio manager of the Fund since its inception in October 2015. In addition, Mr. Lancz was a portfolio manager of the Fund’s predecessor fund from 2004 until its reorganization into the Fund in October 2015.

Please retain this Supplement with your records.